UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        COMPOSITE TECHNOLOGY CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   4) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
   2) Aggregate number of securities to which transaction applies:
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   4) Proposed maximum aggregate value of transaction:
   5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   4) Amount Previously Paid:
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   2) Form, Schedule or Registration Statement No.:
   3) Filing Party:
   4) Date Filed:
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

                        COMPOSITE TECHNOLOGY CORPORATION
                                2026 McGaw Avenue
                            Irvine, California 92614

Dear Shareholder:

      We cordially invite you to attend a Special Meeting of Shareholders, to be held on, April 27, 2006 at the principal offices of Composite Technology Corporation located at 2026 McGaw Avenue, Irvine, California 92614, commencing at 11:00 a.m. We look forward to greeting those of you who are able to attend.

      Enclosed is our notice of the special meeting, proxy statement and proxy card. We encourage you to read carefully all of the enclosed information.

      At the special meeting, we will be asking you to approve an increase in the number of authorized shares of our common stock from 200,000,000 to 300,000,000 and an increase in the number of shares available under the 2002 Non-Qualified Stock Compensation Plan by 10,000,000 shares, as described more fully in the enclosed proxy statement. For the reasons set forth in the proxy statement, our Board of Directors recommends that you vote "FOR" the proposals described above.

      Whether or not you plan to attend the special meeting, it is important that your shares be represented and voted. Accordingly, please read the enclosed material and mark, date, sign and return the enclosed proxy card at your earliest convenience. If you attend the special meeting, you may revoke your proxy by requesting the right to vote in person.



                                            Sincerely,

                                            /s/ Benton H Wilcoxon

                                            BENTON H WILCOXON

                                            Chief Executive Officer


April 11, 2006

                        COMPOSITE TECHNOLOGY CORPORATION
                                2026 MCGAW AVENUE
                            IRVINE, CALIFORNIA 92614

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      A Special Meeting of Shareholders of Composite Technology Corporation ("Company") will be held at 11:00 a.m., on Thursday, April 27, 2006 at the principal offices of the Company located at 2026 McGaw Avenue, Irvine, California 92614. The special meeting is being held to approve the following items:

      1. To amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000; and

      2. To amend the Company's 2002 Non-Qualified Stock Compensation Plan to increase the number of shares available under the plan by 10,000,000 shares.

      Shareholders of record at the close of business on March 30, 2006, the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting.

      The enclosed proxy card and proxy statement are being sent to you along with this notice.

                                            By order of the Board of Directors,

                                            /s/ Benton H Wilcoxon

                                            BENTON H WILCOXON

                                            Chief Executive Officer


Irvine, California

April 11, 2006


                             YOUR VOTE IS IMPORTANT.

              PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY CARD.

                        COMPOSITE TECHNOLOGY CORPORATION
                                 PROXY STATEMENT
                                     FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held On April 27, 2006

                    INFORMATION ABOUT SOLICITATION AND VOTING

General

      This proxy statement is provided in connection with the solicitation of proxies by the Board of Directors of Composite Technology Corporation ("Composite" or the "Company") for a Special Meeting of Shareholders to be held at 11:00 a.m., on Thursday, April 27, 2006 at the principal offices of the Company located at 2026 McGaw Avenue, Irvine, California 92614, and at any adjournment or postponement thereof (the "Meeting"). This proxy statement and the accompanying proxy card are expected to be mailed on or about April 11, 2006 to all shareholders entitled to vote at the Meeting.

      The Company's Board of Directors (the "Board of Directors" or the "Board") is soliciting proxies to approve an amendment to Composite's Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 and to approve an amendment to Composite's 2002 Non-Qualified Stock Compensation Plan to increase the number of shares available under the plan by 10,000,000 shares.

Shareholders Entitled to Vote

      At the close of business on March 30, 2006, the record date for the Meeting, there were outstanding and entitled to vote ________ shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"). Only shareholders of record at the close of business on March 30, 2006 are entitled to vote at the Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon at the Meeting.

Quorum and Voting

      The representation, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum. Assuming the presence of a quorum, the proposed amendment to our Articles of Incorporation and the proposed amendment to our 2002 Non-Qualified Stock Compensation Plan must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock. All other actions considered at the Meeting, including an adjournment, may be taken upon the favorable vote of a majority of the votes present in person or represented by proxy at the Meeting. Shares of Common Stock represented in person or by proxy (including "broker non-votes" (as defined below) and shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for the purpose of determining whether a quorum exists. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Voting Shares Held in Street Name

      If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form. Even if you do not give your broker instructions as to how to vote on the proposal described in this proxy statement, your broker may be entitled to use its discretion in voting your shares in accordance with industry practice.

      If your shares are held in street name, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the Meeting. To be able to vote your shares held in street name at the Meeting, you will need to obtain a proxy card from the holder of record.

Broker Non-Votes

      If your shares are held in street name, your bank or brokerage firm will be prohibited under applicable regulations from using its discretion to vote your shares on the proposal. If your broker instructs us that you have not provided instructions on how to vote on the proposal, your shares will be treated as "broker non-votes."

Vote Required

      The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is needed to approve the amendment of our Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 and to approve the amendment to our 2002 Non-Qualified Stock Compensation Plan to increase the number of available shares by 10,000,000. All other actions considered at the Meeting, including an adjournment, may be taken upon the favorable vote of a majority of the votes present in person or represented by proxy at the Meeting. Abstentions will have the effect of a negative vote on these proposals. For shares held in street name, broker non-votes will also have the effect of a negative vote on these proposals.

Revocability of Proxies

      A shareholder who returns a proxy card may revoke it at any time before the shareholder's shares are voted at the Meeting by written notice to the Secretary of the Company received prior to the Meeting, by executing and returning a later-dated proxy, or by voting by ballot at the Meeting.

Householding of Special Meeting Materials

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements. This means that only one copy of our proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of this proxy statement to you if you contact us at 2026 McGaw Avenue, Irvine, California 92614or (949) 428-8500. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

                                  PROPOSAL ONE
           INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      Our Board of Directors has approved and is submitting to our shareholders a proposal to increase the number of authorized shares of common stock of the Company from 200,000,000 to 300,000,000.

Purpose and Effect of the Increase in Authorized Shares of Common Stock

      On March 23, 2006, our Board of Directors approved an amendment to our Articles of Incorporation (the "Amendment") to increase the aggregate number of shares of common stock that we are authorized to issue from 200,000,000 to 300,000,000. The text of the Amendment is attached to this proxy statement as Appendix A. If approved by our shareholders, the Amendment will become effective upon the filing of a Certificate of Amendment with the Nevada Secretary of State. The Amendment would increase the number of shares of common stock available for issuance, but would have no effect upon the terms of the common stock or rights of holders of the common stock. As of March 30, 2006, the Company had _________ shares of common stock outstanding and approximately ______________ shares committed for future issuance upon the exercise of outstanding stock options, warrants, and convertible securities. Based on the foregoing information, the Company currently has a minimal amount of shares remaining for other purposes.

      Our Board of Directors believes that it is in the best interest of the Company and its shareholders to have additional shares of common stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking shareholder approval (unless required by law or any applicable then existing listing requirements). Although we do not have any current plans to take any action to issue any material amount of shares of common stock (other than upon the exercise of outstanding options, warrants, convertible notes and other convertible securities), additional shares may be
(i) sold and issued in a public or private offering that would be used to provide the Company with capital necessary to further develop its core businesses or to pursue strategic opportunities, (ii) used as currency to complete acquisitions, (iii) used for issuance in connection with our stock option plans, and (iv) used to pursue joint ventures, stock splits, stock dividends or other corporate purposes that may be identified in the future by the Board of Directors. In any such event, the ability of the Board to take appropriate action without delay would be severely hampered unless the number of authorized but unissued shares of common stock is adequate to meet the Company's needs. If the Amendment is adopted by our shareholders, our Board of Directors will have authority to issue shares of common stock in most cases without the necessity of further shareholder action.

      Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our shareholders, any future issuance of additional shares of common stock, while providing desired flexibility in connection with possible financings, acquisitions and other corporate purposes, could affect our shareholders in a number of respects, including by diluting the voting power of the current holders of our common stock, and by diluting the earnings per share and book value per share of outstanding shares of our common stock at such time. In addition, the issuance of additional shares could adversely affect the market price of our common stock. Moreover, if we issue securities convertible into common stock or other securities that have rights, preferences and privileges senior to those of our common stock, the holders of our common stock may suffer significant dilution.

Potential Anti-Takeover Effects of the Increase in Authorized Common Stock

      We have no present intention to use the increased authorized common stock for anti-takeover purposes, nor is this proposal being made in response to any effort by any person or group to accumulate our stock or to obtain control of the Company by any means. The proposed increased authorized common stock is not intended to have any anti-takeover effect.

      The issuance of additional shares of common stock, however, would increase the number of shares necessary to acquire control of the Company's Board of Directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving the Company. Issuance of additional shares unrelated to any takeover attempt could also have these effects. Moreover, the Company could use authorized but unissued shares of common stock to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, shares of the common stock could be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid or issue shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal the By-Laws or certain provisions of the Articles of Incorporation would receive the requisite vote. Management has no current intent to propose anti-takeover measures in future proxy solicitations.

No Change in Business

      The Amendment will effect a change in the number of authorized shares of our common stock. However, the Amendment will not result in any change in our business, assets, liabilities or net worth (other than as a result of the costs incident to the Amendment, which are immaterial). Our management, including all directors and officers, will remain the same after the Amendment.

      Upon the effective date of the Amendment, the number of authorized shares of the Company's common stock will increase from 200,000,000 shares to 300,000,000 shares. Shareholders need not exchange their existing stock certificates.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO COMPANY'S ARTICLES OF INCORPORATION THAT WILL INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000.

                                  PROPOSAL TWO
               AMENDED 2002 NON-QUALIFIED STOCK COMPENSATION PLAN

General

      We are seeking your approval to amend our 2002 Non-Qualified Stock Compensation Plan (the "Plan") to increase the number of shares of our common stock available for issuance under the Plan by 10,000,000 shares, from 29,000,000 to 39,000,000 shares. The Board of Directors approved this amendment on March 23, 2006. The purpose of the Plan is to provide our employees, advisors and consultants with an opportunity to purchase shares of our capital stock in exchange for services rendered and to be rendered and thereby conserve our cash resources. In addition, we believe that the Plan is an important component of our employee compensation package. We also believe that the Plan assists us in attracting and retaining skilled personnel.

Summary of Employee Stock Purchase Plan

      General. The Plan was originally approved by the Board of Directors in February 2002 as a method for Composite to compensate key employees, advisors and consultants with the opportunity to purchase shares of our common stock in exchange for services rendered. The number of shares of common stock previously reserved for issuance under the Plan was 9,000,000. On October 24, 2002, the Board of Directors increased the number of shares under the Plan to 14,000,000. In October 2004, shareholder approval was obtained for 29,000,000 shares available under the Plan. On March 23, 2006, the Board of Directors approved an amendment to the Plan to increase the number of shares available from 29,000,000 to 39,000,000.

      Administration. The Compensation Committee (the "Committee") administers the Plan, or in the absence of the Committee, by the Board of Directors itself. All questions of interpretation or application of the Plan are determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

      Eligibility. Employees, directors, officers, consultants, advisors and other persons associated with the Company are eligible to receive common stock and options under the Plan. The Committee determines, among other things, who is eligible to receive common stock and/or stock options, the number of shares granted is subject to an option, the time at which common stock is issued or an option is granted, the duration of an option and the exercise price of the option. The Committee may only grant common stock or stock options to a shareholder pursuant to a written agreement between the shareholder and the Company, which includes such terms and conditions as required by the Board of Directors or Committee.

      Exercise Price. Payment of the option price on exercise of stock options may be made in cash, shares of common stock of the Company or a combination of both, as determined by the Committee.

      Amendment and Termination. The Board of Directors may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company. All grants must be within ten years from the date the Plan is approved or adopted by the shareholders.

      Changes in Capitalization. The number of shares subject to stock options which may be granted under the Plan shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of our common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, stock split or a similar event, except that the optionee of such stock options shall have the right to purchase such common shares as may be issued in exchange for the common shares purchasable on the exercise of such stock option had such consolidation or change in capitalization not taken place. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

      Change of Control, Merger or Consolidation. In the event the Company becomes a party to a binding agreement to any merger, consolidation, reorganization or sale of substantially all the assets of the Company, each outstanding stock option shall pertain to the securities which a shareholder of the number of shares subject to the stock option would be entitled to receive pursuant to such merger, consolidation, reorganization or sale of assets. In the event of a change of control (as defined in the Plan), any outstanding stock option held by an optionee, who is deemed by the Committee to be a statutory officer for purposes of Section 16 of the Securities and Exchange Act of 1934 will be entitled to receive, in lieu of exercise of such stock option, a cash payment in an amount equal to the difference between the aggregate exercise price of such stock option, and (i) in the event of an offer or similar event, the final offer price per share paid for common shares, or such lower price as the Committee may determine, times the number of common shares covered by the stock option or portion thereof, or (ii) in the case of an event covered by a change in control as such term is defined under Item 405 of the Securities Act of 1933 or the sale of all or substantially all of the assets of the Company, the aggregate fair market value of the common shares covered by the stock option, as determined by the Committee.

      Incorporation by Reference. The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B.

Federal Income Tax Consequences

      The following brief summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan does not purport to be complete, and does not discuss the tax consequences of a recipient's death or the income tax laws of any state or foreign country in which the recipient may reside.

      The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients, therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

      The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by Composite Technology for federal income tax purposes in the taxable year of Composite Technology during which the recipient recognizes income.

Plan Benefits

      We are unable to predict the amount of benefits that will be received by or allocated to any particular recipient under the Plan. The following table sets forth the number of shares that would have been received or allocated under the Plan during the fiscal year ended September 30, 2005 by each of (i) the named executive officers; (ii) all executive officers as a group; (iii) all employees, including all officers who are not currently executive officers, as a group, and (iv) all non-employee directors.

Name and Position                               Dollar Value ($)                            Number of Shares
-----------------                               ----------------                            ----------------
Benton H Wilcoxon
Chief Executive Officer and Acting Chief        $       -                                           -
Financial Officer

C. William Arrington                            $       -                                           -

Dominic Majendie                                $       -                                           -

All executive officers as a group               $       -                                           -

All employees, including all officers who       $    751,500(1)                                  575,000
are not executive officers, as a group

All non-employee directors as a group(2)        $    415,500                                     150,000

(1) Represents the number of options granted multiplied by the option exercise price.

(2) Represents 150,000 shares issued to Michael McIntosh in March, 2005 for payment of services provided to the Company by Technology Management Advisors and The McIntosh Group valued at the market value on the date of issuance. Mr. McIntosh was appointed as a Director in January, 2006.


* As of March 23, 2006, the closing market price for Composite Technology Corporation's common stock as reported on the OTCBB was $1.06.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO COMPANY'S 2002 NON-QUALIFIED STOCK COMPENSATION PLAN THAT WILL INCREASE THE AVAILABLE SHARES OF COMMON STOCK FROM 29,000,000 to 39,000,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 23, 2006, information with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and Exchange Commission, has reason to believe may be deemed the beneficial owners of more than five percent (5%) of the Company's outstanding common stock. The following table also sets forth, as of such date, the beneficial ownership of the Company's common stock by all officers and directors, individually and as a group. Unless otherwise indicated, the address of each person listed below is c/o Composite Technology Corporation, 2026 McGaw Avenue, Irvine, California 92614.

                                                      Number of Shares                      Percentage of Common
Name and Address of Beneficial Owner                  Beneficially Owned(1)                 Stock Outstanding
------------------------------------                  ---------------------                 -----------------
Benton H Wilcoxon                                     19,985,484(2)                         14.77%

C. William Arrington                                  20,885,728(3)                         15.43%

Michael D. McIntosh                                   1,027,000(4)                          *
12635 E. Montview Blvd. Suite 370
Aurora, CO  80010

D. Dean McCormick III                                 27,000(5)                             *
9891 Irvine Center Drive, Suite 100,
Irvine, CA 92618

Dominic Majendie                                      1,185,000(6)                          *

All officers and directors as a group                 22,224,484(7)                         16.4%


* Less than one percent (1%) of the outstanding common stock.

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Securities Exchange Act of 1934 and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as, other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty (60) days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 135,329,914shares of common stock outstanding as of March 23, 2006.

(2) Mr. Wilcoxon is our Chief Executive Officer, Chairman of the Board, and Acting Chief Financial Officer. Includes 19,477,312 shares beneficially owned and an additional option to purchase 508,172 shares of common stock vested and exercisable within 60 days of March 30, 2006 from an option granted to purchase a total of 635,216 shares of common stock.

(3) Mr. Arrington ceased to be an employee of the Company on December 31, 2005 and his resignation as a director was accepted on January 6, 2006. The record of Mr. Arrington's holdings is based on his filings made to the SEC regarding his current holdings and includes 20,250,512 shares beneficially owned and an additional option to purchase 635,216 shares of common stock vested and exercisable within 60 days of March 30, 2006 from an option granted to purchase a total of 635,216 shares of common stock.

(4) Mr. McIntosh is a Director of the Company and also employed as a consultant to supervise intellectual property issues. Includes 1,000,000 shares beneficially owned. He also holds 325,000 options to purchase common shares of the Company 27,000 of which are vested and exercisable within 60 days of March 30, 2006.

(5) Mr. McCormick is a Director and Chairman of the Audit and Compensation Committees of the Company. He holds 325,000 options to purchase common shares of the Company 27,000 of which are vested and exercisable within 60 days of March 30, 2006.

(6) Includes 250,000 shares owned by Mr. Majendie, our Corporate Secretary and Vice President, EMEA and an additional 935,000 options to purchase shares that are exercisable during the next 60 days of March 30, 2006 from an option granted to purchase a total of 1,000,000 shares of common stock.

(7) Includes 20,727,312 shares and options to purchase 1,497,172 shares vested and exercisable within 60 days of March 30, 2006.

                                  OTHER MATTERS

Shareholder Proposals

      If you are interested in submitting a proposal for inclusion in the proxy statement for the Company's next annual meeting, you will need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, we must receive your shareholder proposal intended for inclusion in the proxy statement for the 2006 Annual Meeting of Shareholders at our principal corporate offices in Hermosa Beach, California no later than 120 days before next year's annual meeting.

      Pursuant to Rule 14a-4(c) of the Exchange Act, if a shareholder who intends to present a proposal at the 2006 annual meeting does not notify us of such proposal on or prior to 45 days before the mailing of proxies, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2006 annual meeting, even though there is no discussion of the proposal in the 2006 proxy statement.

         Any proposals or notices should be sent to:

         Composite Technology Corporation

         2026 McGaw Avenue

         Irvine, California 92614

         Attn: Corporate Secretary

Solicitation Expenses

      The Company will bear the costs of solicitation of proxies. Solicitation will be made primarily by mail, but directors, officers and employees of the Company may solicit proxies in person or by telephone or telecopy without special compensation for such activities. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares of our common stock they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Other Business

      Our Board of Directors does not know of any matters which will be brought before the special meeting other than those matters specifically set forth in the notice of the Special Meeting of Shareholders. However, if any other matter properly comes before the special meeting, it is intended that the persons named in the enclosed proxy card, or their substitutes acting thereunder, will vote on such matter in accordance with their best judgment.

                                                                      Appendix A

                                 STATE of NEVADA
                            CERTIFICATE of AMENDMENT
                       TO THE ARTICLES OF INCORPORATION of
                        COMPOSITE TECHNOLOGY CORPORATION

First: The Board of Directors of Composite Technology Corporation, a Nevada corporation (the "Corporation"), duly adopted resolutions setting forth the proposed amendment to the Articles of Incorporation (the "Certificate") of said Corporation. The resolutions setting forth the amendment are substantially as follows:

         NOW, THEREFORE, BE IT RESOLVED, that Article Fourth of the Corporation's Articles of Incorporation be amended and restated in its entirety to read as follows:

                  FOURTH. The corporation shall have the authority to issue the following shares: (a) 300,000,000 shares of Common Stock, par value $0.001 per share; and (b) 5,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing;

Second: That pursuant to the provisions of the Nevada Revised Statutes, a majority of the shareholders holding __________ shares of the ________ shares outstanding of COMPOSITE TECHNOLOGY CORPORATION gave their written consent to the adoption of the Amendment to Article Fourth of the Articles of Incorporation as follows:

                  FOURTH. The corporation shall have the authority to issue the following shares: (a) 300,000,000 shares of Common Stock, par value $0.001 per share; and (b) 5,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

      IN WITNESS WHEREOF, the undersigned Corporation has caused this Amendment to Articles of Incorporation to be signed by duly authorized officers as of April __, 2006.

                       COMPOSITE TECHNOLOGY CORPORATION


                       By:
                           ------------------------------------------------
                              Benton H. Wilcoxon, Chief Executive Officer


                       By:
                           ------------------------------------------------
                              Dominic J. Majendie, Secretary

                                                                      Appendix B

                   2002 NON-QUALIFIED STOCK COMPENSATION PLAN

1.    PURPOSE OF PLAN

      1.1 This 2002 NON-QUALIFIED STOCK COMPENSATION PLAN (the "Plan") of Composite Technology Corporation, a Nevada corporation (the "Company") for employees, directors, officers consultants, advisors and other persons associated with the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of stock options and common stock under the Plan supports and increases the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

2.    DEFINITIONS

      2.1 For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

      "Board" shall mean the Board of Directors of the Company.

      "Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan, or the Board if no committees have been established. The Committee shall be composed of three or more persons as from time to time are appointed to serve by the Board. Each member of the Committee, while serving as such, shall be a disinterested person with the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

      "Common Shares" shall mean the Company's Common Shares, $.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

      "Company" shall mean Composite Technology Corporation, a Nevada corporation, and any parent or subsidiary corporation of Composite Technology Corporation, as such terms are defined in Sections 425(e) and 425(f), respectively, of the Code.

      "Fair Market Value" shall mean, with respect to the date a given stock option is granted or exercised, the average of the highest and lowest reported sales prices of the Common Shares, as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place. The above withstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes or as is required by applicable laws or regulations.

      "Optionee" shall mean an employee of the company who has been granted one or more Stock Options under the Plan.

      "Common Stock" shall mean shares of common stock which are issued by the Company pursuant to Section 5, below.

      "Common Stockholder" means the employee of, consultant to, or director of the Company or other person to whom shares of Common Stock are issued pursuant to this Plan.

      "Common Stock Agreement" means an agreement executed by a Common Stockholder and the Company as contemplated by Section 5, below, which imposes on the shares of Common Stock held by the Common Stockholder such restrictions as the Board or Committee deem appropriate.

      "Stock Option" or "Non-Qualified Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

      "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

3.    ADMINISTRATION OF THE PLAN

      3.1 The Committee shall administer the Plan and accordingly, it shall have full power to grant Stock Options and Common Stock, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

      3.2 The determination of those eligible to receive Stock Options and Common Stock, and the amount, type and timing of each grant and the terms and conditions of the respective stock option agreements and Common Stock Agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

      3.3 The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company, as set forth more fully in paragraph 8 of Article 11 of the Plan.

      3.4 The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

      3.5 Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

      3.6 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

      3.7 No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

      3.8 The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

4.    SHARES SUBJECT TO THE PLAN

      4.1 The total number of shares of the Company available for grants of Stock Options and Common Stock under the Plan shall be 24,000,000 Common Shares, subject to adjustment in accordance with Article 7 of the Plan, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

      4.2 If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

5.    AWARD OF COMMON STOCK

      5.1 The Board or Committee from time to time, in its absolute discretion, may (a) award Common Stock to employees of, consultants to, and directors of the Company, and such other persons as the Board or Committee may select, and (b) permit Holders of Options to exercise such Options prior to full vesting therein and hold the Common Shares issued upon exercise of the Option as Common Stock. In either such event, the owner of such Common Stock shall hold such stock subject to such vesting schedule as the Board or Committee may impose or such vesting schedule to which the Option was subject, as determined in the discretion of the Board or Committee.

      5.2 Common Stock shall be issued only pursuant to a Common Stock Agreement, which shall be executed by the Common Stockholder and the Company and which shall contain such terms and conditions as the Board or Committee shall determine consistent with this Plan, including such restrictions on transfer as are imposed by the Common Stock Agreement.

      5.3 Upon delivery of the shares of Common Stock to the Common Stockholder, below, the Common Stockholder shall have, unless otherwise provided by the Board or Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Common Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Common Stock.

      5.4. Notwithstanding anything in this Plan or any Common Stock Agreement to the contrary, no Common Stockholders may sell or otherwise transfer, whether or not for value, any of the Common Stock prior to the date on which the Common Stockholder is vested therein.

      5.5 All shares of Common Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Common Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Board or Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Common Stock and restrictions based on duration of employment with the Company, Company performance and individual performance; provided that the Board or Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions. Common Stock may not be sold or encumbered until all applicable restrictions have terminated or expire. The restrictions, if any, imposed by the Board or Committee or the Board under this Section 5 need not be identical for all Common Stock and the imposition of any restrictions with respect to any Common Stock shall not require the imposition of the same or any other restrictions with respect to any other Common Stock.

      5.6 Each Common Stock Agreement shall provide that the Company shall have the right to repurchase from the Common Stockholder the unvested Common Stock upon a termination of employment, termination of directorship or termination of a consultancy arrangement, as applicable, at a cash price per share equal to the purchase price paid by the Common Stockholder for such Common Stock.

      5.7 In the discretion of the Board or Committee, the Common Stock Agreement may provide that the Company shall have the a right of first refusal with respect to the Common Stock and a right to repurchase the vested Common Stock upon a termination of the Common Stockholder's employment with the Company, the termination of the Common Stockholder's consulting arrangement with the Company, the termination of the Common Stockholder's service on the Company's Board, or such other events as the Board or Committee may deem appropriate.

      5.8 The Board or Committee shall cause a legend or legends to be placed on certificates representing shares of Common Stock that are subject to restrictions under Common Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

6.    STOCK OPTION TERMS AND CONDITIONS

      6.1 Consistent with the Plan's purpose, Stock Options may be granted to non-employee directors of the Company or other persons who are performing or who have been engaged to perform services of special importance to the management, operation or development of the Company.

      6.2 All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Section 6.

      6.3 All Stock Options granted hereunder must be granted within ten years from the earlier of the date of this Plan is adopted or approved by the Company's shareholders.

      6.4 No Stock Option granted to any employee or 10% Shareholder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an Option shall be exercisable during such ten year period or during any lesser period of time.

      The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO. However, no NQSO, or any portion thereof, may be exercisable until thirty (30) days following date of grant ("30-Day Holding Period.").

      6.5 A Stock Option, or portion thereof, shall be exercised by delivery of
(i) a written notice of exercise of the Company specifying the number of common shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 6 of this Section 6.

      No NQSO or installment thereof shall be exercisable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

      6.6 The exercise price of a Stock Option, or portion thereof, may be paid:

      A. In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or

      B. At the discretion of the Committee, through the delivery of fully paid and nonassessable Common Shares, with an aggregate Fair Market Value on the date the NQSO is exercised equal to the option price, provided such tendered Shares have been owned by the Optionee for at least one year prior to such exercise; or

      C. By a combination of both A and B above.

      The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an NQSO as it deems appropriate.

      6.7 With the Optionee's consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

      6.8 Except by will or the laws of descent and distribution, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or the duly appointed legal representative of an incompetent Optionee.

      6.9 If the Optionee shall die while associated with the Company or within three months after termination of such association, the personal representative or administrator of the Optionee's estate or the person(s) to whom an NQSO granted hereunder shall have been validly transferred by such personal representative or administrator pursuant to the Optionee's will or the laws of descent and distribution, shall have the right to exercise the NQSO for one year after the date of the Optionee's death, to the extent (i) such NQSO was exercisable on the date of such termination of employment by death, and (ii) such NQSO was not exercised, and (iii) the exercise period may not be extended beyond the expiration of the term of the Option.

      No transfer of a Stock Option by the will of an Optionee or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferee of the terms and conditions by such Stock Option.

      In the event of death following termination of the Optionee's association with the Company while any portion of an NQSO remains exercisable, the Committee, in its discretion, may provide for an extension of the exercise period of up to one year after the Optionee's death but not beyond the expiration of the term of the Stock Option.

      6.10 Any Optionee who disposes of Common Shares acquired on the exercise of a NQSO by sale or exchange either (i) within two years after the date of the grant of the NQSO under which the stock was acquired, or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Common Shares may also be Common by applicable provisions of the Securities Act of 1933, as amended.

7.    ADJUSTMENTS OR CHANGES IN CAPITALIZATION

      7.1 In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

      A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

      B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or

      C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

      7.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

8.    MERGER, CONSOLIDATION OR TENDER OFFER

      8.1 If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

      8.2 In the event that:

      A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

      B. A change in the "control" of the Company occurs, as such term is defined in Rule 405 under the Securities Act of 1933;

      C. There shall be a sale of all or substantially all of the assets of the Company;

any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer ("Insider") for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate Fair Market Value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

      8.3 Any payment which the Company is required to make pursuant to paragraph 8.2 of this Section 8 shall be made within 15 business days, following the event which results in the Optionee's right to such payment. In the event of a tender offer in which fewer than all the shares which are validly tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

      8.4 Notwithstanding paragraphs 8.1 and 8.3 of this Section 8, the Committee may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

9.    AMENDMENT AND TERMINATION OF PLAN

      9.1 The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

      9.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

      9.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

      9.4 No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

10.   GOVERNMENT AND OTHER REGULATIONS

      10.1 The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares pursuant thereto to comply with any law or regulation of any government authority.

11.   MISCELLANEOUS PROVISIONS

      11.1 No person shall have any claim or right to be granted a Stock Option or Common Stock under the Plan, and the grant of an NQSO or Common Stock under the Plan shall not be construed as giving an Optionee or Common Stockholder the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

      11.2 Any expenses of administering this Plan shall be borne by the Company.

      11.3 The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

      11.4 The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

      11.5 Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

      11.6 In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same, with counsel acceptable to the Optionee, before such Committee member undertakes to handle and defend it on his own behalf.

      11.7 Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it becomes a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

      11.8 Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, insider trading in the Company's stock, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted to the Optionee by the Committee. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner.

12.   WRITTEN AGREEMENT

      12.1 Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

Number of Shares: ___________________            Date of Grant:

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

      AGREEMENT made this ______ day of _____________ 200_, between ___________________ (the "Optionee"), and Composite Technology Corporation (the "Company").

      1. GRANT OF OPTION

      The Company, pursuant to the provisions of the Non-Qualified Stock Compensation Plan (the "Plan"), adopted by the Board of Directors on ______________, 2001, the Company hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an option to purchase from the Company all or any part of an aggregate of __________ shares of its $.001 par value common stock, as such common stock is now constituted, at the purchase price of $___ per share. The provisions of the Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

      2. EXERCISE

      The Option evidenced hereby shall be exercisable in whole or in part on or after ______________ and on or before _______________, provided that the cumulative number of shares of common stock as to which this Option may be exercised (except in the event of death, retirement, or permanent and total disability, as provided in paragraph 6.9 of the Plan) shall not exceed the following amounts:

         Cumulative Number                  Prior to Date
             of Shares                   (Note Inclusive of)
             ---------                   -------------------





The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Company of (i) written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased;
(ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company, or by fully paid and nonassessable common stock of the Company properly endorsed over to the Company, or by a combination thereof, and (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable common stock is submitted as whole or partial payment for shares to be purchased hereunder, such common stock will be valued at their Fair Market Value (as defined in the Plan) on the date such shares received by the Company are applied to payment of the exercise price.

      3. TRANSFERABILITY

      The Option evidenced hereby is not assignable or transferable by the Optionee other than by the Optionee's will or by the laws of descent and distribution, as provided in paragraph 6.9 of the Plan. The Option shall be exercisable only by the Optionee during his lifetime.

                                         Composite Technology Corporation


                                         By:
                                         Name:
ATTEST:                                  Title:



--------------------------------
Secretary

      Optionee hereby acknowledges receipt of a copy of the Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the of the Board of Directors administering the Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated without cause, or by the Optionee, prior to completion or satisfactory performance by Optionee (except as otherwise provided in paragraph 6 of the Plan) all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 6 of the Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option granted to Optionee before the date of grant of this Option.

Dated:
      ----------------------            ----------------------------------------
                                        Optionee


                                        ----------------------------------------
                                        Print Name



                                        ----------------------------------------
                                        Address


                                        ----------------------------------------
                                        Social Security No.


ATTACHMENT B

                               NOTICE OF EXERCISE



To: Composite Technology Corporation



      (1) The undersigned hereby elects to purchase ________ shares of Common Shares (the "Common Shares"), of Composite Technology Corporation pursuant to the terms of the attached Non-Qualified Stock Option Agreement, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said shares of Common Shares in the name of the undersigned or in such other name as is specified below:


                        -------------------------------
                        (Name)

                        -------------------------------
                        (Address)

                        -------------------------------



Dated:


                                        ------------------------------
                                        Signature




Optionee:                                   Date of Grant:
         ------------------                               ----------------------

                                   SCHEDULE I



========= ==================== ==================== =============== ===========
                                                    UNEXERCISED     ISSUING
                                                    SHARES          OFFICER
DATE      SHARES PURCHASED     PAYMENT RECEIVED     REMAINING       INITIALS
--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

--------- -------------------- -------------------- --------------- -----------

========= ==================== ==================== =============== ===========

                                                                           PROXY

                        COMPOSITE TECHNOLOGY CORPORATION
              2026 McGaw Ave., Irvine, CA 92614 Tel: (949) 428-8500

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       SPECIAL MEETING OF THE STOCKHOLDERS
                            THURSDAY, APRIL 27, 2006

The undersigned stockholder of Composite Technology Corporation (the "Company") hereby appoints Benton H Wilcoxon and Michael D. McIntosh, each of them, as the attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with power of substitution, as proxies to represent the undersigned at the Special Meeting of Stockholders of Composite Technology Corporation to be held at 11:00 am (PST) on Thursday, March 27, 2006 at 2026 McGaw Avenue, Irvine, California 92614, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on all subjects that may properly come before the meeting, including the matters set forth on the reverse side hereof that are further described in the Proxy Statement furnished herewith.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE, AND FOR THE AMENDMENT TO THE 2002 NON-QUALIFIED STOCK COMPENSATION PLAN.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholders(s). If no direction is made, this proxy will be voted "FOR" the amendment to the Articles of Incorporation and "FOR" the amendment to the 2002 Non-Qualified Stock Compensation Plan. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                        COMPOSITE TECHNOLOGY CORPORATION
                                2026 MCGAW AVENUE
                                IRVINE, CA 92614

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Composite Technology Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Composite Technology Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

VOTING AT THE MEETING
Shareholders of record who would like to vote at the meeting must present this proxy card together with government issued photo identification. The photo identification must match the name that was issued on the stock certificate and will be verified against the shareholder list issued by the transfer agent as at the date of record. For joint shareholders of record, all parties must be present at the meeting with identification.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMPOSITE TECHNOLOGY CORPORATION

                                                                           For     Against     Abstain
1. To amend the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000;
to increase the number of available shares by 10,000,000;

                                                                           For     Against     Abstain
2. To amend the 2002 Non-Qualified Stock Compensation Plan; and

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment or continuation thereof.

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach notarized evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

Please indicate if you plan to attend this meeting     Yes    No


Signature     Date                                     Joint Signature     Date